UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 7, 2023

LAM RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12933	94-2634797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4650 Cushing Parkway
Fremont, California 94538
(Address of principal executive offices including zip code)
(510) 572-0200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	LRCX	The Nasdaq Stock Market
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On November 8, 2023, the board of directors (the “Board”) of Lam Research Corporation (the “Company”) amended and restated the Company’s Amended and Restated Bylaws (the “Bylaws”), effective immediately, to, among other things:

•modify Section 2.7 to conform to recent changes to the Delaware General Corporation Law (the “DGCL”) relating to the procedures for adjourning a meeting of stockholders, including an adjournment taken to address a technical failure to convene or continue a meeting using remote communication, and the notice requirements for the adjourned meeting;
•update Section 2.12 to require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white;
•remove the requirement in Section 2.13 that a list of all stockholders entitled to vote at a meeting of stockholders must be present and available for inspection during such meeting of stockholders, which is no longer required under the DGCL;
•revise Section 6.1 to ensure the Company is not obligated to indemnify officers for the loss of any erroneously awarded compensation (as defined in Nasdaq Listing Rule 5608) to comply with the final clawback rules adopted by the Securities and Exchange Commission under Section 10D and Rule 10D-1 of the Securities Exchange Act of 1934, as amended, and as set forth in Nasdaq Listing Rule 5608;
•adopt gender neutral terms when referring to particular positions, offices or title holders, including the adoption of the title chair in place of chairman; and
•include several immaterial modifications to provide additional clarity and consistency.

The foregoing description is qualified in its entirety by the Bylaws, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.     Submission of Matters to a Vote of Security Holders
The Annual Meeting of Stockholders was held by webcast on November 7, 2023.
The results of voting on the following items were as set forth below:
(a)The votes for nominated directors, to serve until the next annual meeting of stockholders, and until their successors are elected and qualified, were as follows:

NOMINEE	% OF VOTES CAST FOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Sohail U. Ahmed	99.50%	103,396,209	519,096	146,779	12,849,129
Timothy M. Archer	99.39%	103,294,062	631,856	136,166	12,849,129
Eric K. Brandt	88.33%	91,699,618	12,110,959	251,507	12,849,129
Michael R. Cannon	89.43%	92,840,162	10,970,344	251,578	12,849,129
John M. Dineen	99.77%	103,646,939	229,154	185,991	12,849,129
Ho Kyu Kang	99.78%	103,664,249	220,893	176,942	12,849,129
Bethany J. Mayer	90.50%	94,025,063	9,865,487	171,534	12,849,129
Jyoti K. Mehra	99.20%	103,065,166	820,805	176,113	12,849,129
Abhijit Y. Talwalkar	83.73%	86,898,655	16,880,814	282,615	12,849,129
Lih Shyng (Rick L.) Tsai	99.17%	103,034,124	856,382	171,578	12,849,129
Leslie F. Varon	98.19%	102,022,059	1,871,107	168,918	12,849,129
All director nominees were duly elected.

(b) The vote on a proposal to approve on an advisory basis the compensation of the named executive officers of the Company (“Say on Pay”) was as follows:

	% OF VOTES CAST FOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total Shares Voted	95.21%	98,731,976	4,957,201	372,907	12,849,129
The proposal was approved.
(c) The vote on a proposal to approve on an advisory basis the frequency of holding future stockholder advisory votes on our named executive compensation (“Say on Frequency”) was as follows:

	% OF VOTES CAST FOR 1 YEAR	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
Total Shares Voted	98.64%	102,467,576	51,282	1,351,315	191,911
Consistent with the stated preference of a majority of the Company's stockholders, the Board determined on November 8, 2023 that it will include an advisory stockholder vote on executive compensation in its proxy materials every year until the next required advisory vote on the frequency of stockholder votes on executive compensation, which will occur no later than the Company’s annual meeting of stockholders in 2029.

(d) The vote on a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2024 was as follows:

	% OF VOTES CAST FOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total Shares Voted	95.66%	111,657,801	5,058,428	194,984	—

The appointment was ratified.

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

3.1	Amended and Restated Bylaws of Lam Research Corporation Dated November 8, 2023
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 9, 2023	LAM RESEARCH CORPORATION
(Registrant)

	By:	/s/ Ava M. Hahn
Ava M. Hahn
Senior Vice President, Chief Legal Officer